POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

	Know all by these presents,
that the undersigned hereby constitutes
and appoints each of Patrick J. Hansen,
James M. Bedore and Eric P. Hagemeier, each with full power to act without the other and with full power of substitution and resubstitution, his true and lawful attorney-in-fact to:

	1.	execute for and on behalf
of the undersigned, in the undersigned's capacity as an officer and/or director of STRATTEC SECURITY CORPORATION (the "Company"),
Forms 3, 4 and 5 (and amendments thereto) in accordance with section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

	2.	do and perform any and all
acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or
similar authority; and

	3.	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his reasonable discretion.

	The undersigned hereby grants
to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until
the undersigned is no longer required
to file Forms 3, 4 and 5 with respect
to the undersigned's holdings of and
transactions in securities issued by
the Company, unless earlier revoked by
the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of this
7th day of May 2013.

/s/ Dennis A. Kazmierski
Dennis A. Kazmierski